UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

The Direxion Funds

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT APRIL 30, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

Direxion Indexed Commodity Strategy Fund (Consolidated)

(formerly Commodity Trends Strategy Fund)

Direxion/Wilshire Dynamic Fund

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Semi Annual Report for the Direxion Funds covers the period from November 1, 2012 to April 30, 2013, (the “Semi Annual Period”).

Market Review:

The Semi Annual Period saw a continued uptrend within the U.S. equity markets as the S&P 500® Index rose 14.4% for the period. The early part of the Semi Annual Period was dominated by both the Presidential Election and the “Fiscal Cliff”. The S&P 500® Index retreated prior to both the Election and “Fiscal Cliff”, only to quickly rebound following each. During this time frame volatility was muted for the most part. However there were brief periods of higher volatility, particularly towards year end of 2012, where the CBOE Volatility Index was up six out of the seven last days. But, markets resumed their upward momentum at the start of the year as the U.S. Government staved off some of the most troublesome tax increases and spending cuts that were a hallmark of the “Fiscal Cliff”. The U.S. economy continued to grow, albeit slowly, as real Gross Domestic Product grew at a 0.4% annual rate in the 4th quarter of 2012, and a 2.5% annual rate in the first quarter of 2013. Domestic labor conditions showed signs of life in February, adding 332,000 jobs, but weakened again in March, adding just 138,000 jobs. Throughout the Semi Annual Period, the Bureau of Labor Statistics reported an average addition of just under 210,000 jobs per month. Despite the continued addition of jobs to the market, the data was not strong enough to push the U.S. Federal Reserve to taper off its Large-Scale Asset Purchase programs, hoping to provide a solid floor for rallying equity markets and keep a cap on interest rates.

Internationally, Japan became the dominant developed market in headline financial news, as the Nikkei 225 Index rallied almost 60% during the Semi Annual Period amidst support for increased Quantitative Easing. The fears over the European debt crisis receded slightly, as evident by the Italian and Spanish 10 Year yields declining over this Semi Annual Period.

During the Semi Annual Period there was a continuation of sustained, low interest rates within the U.S. It was a choppy market over that period, as the 10 Year and 30 Year U.S. Treasury note touched 2.0% and 3.0% respectively, before retracing back to lower end of the range. As an example, the rate on the 10 Year U.S. Treasury note rallied from less than 1.6% in mid-November to a high of over 2% in February and March, then dropping back below 1.7% before the end of April.

Fund Performance Review:

The Direxion Indexed Managed Futures Strategy Fund (the “Managed Futures Fund”) seeks to match, after expenses, the return of the Auspice Managed Futures Index, a long/short managed futures index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets while attempting to carefully manage risk. The Auspice Managed Futures Index uses a quantitative methodology to track either long or short positions in a diversified portfolio of twenty-one exchange traded futures which track the energy, metal, agricultural, interest rate, and currency sectors. It attempts to incorporate dynamic risk management and contract rolling methods to take advantage of price anomalies across different tenors and maturities (expiration dates) of futures contracts. For the Semi Annual Period, the Auspice Managed Futures Index returned 3.14%, while the Managed Futures Fund’s Class A returned 2.27%.

During the Semi Annual Period the Managed Futures Fund was able to take advantage of some sustainable price trends in a number of futures markets by utilizing a mixture of both long and short positions. Some of the biggest gains over this period were within the Soft Commodities and the Grain markets. The ability of the Managed Futures Fund to take advantage of price trends regardless of direction was evident by profiting from rising Cotton prices and the decline in Wheat and Corn prices. The rise in Cotton prices can be attributed to an increase in demand from China (the largest importer of Cotton), an increase in consumption globally and a decrease in U.S. plantings. The decline in Grain prices, particularly in the first quarter of 2013, was due to a global slowdown and record acreage for Corn. Performance was hindered by returns from positions in the Energy sector, which was the worst-performing group during the Semi Annual Period. A trendless and choppy market in Crude Oil, plus dramatic directional changes in Natural Gas futures, made capturing gains in those futures a challenge. Gains from the Managed Futures Fund’s Metals positions were a bright spot, as the strategy was able to successfully navigate a move from long to short Gold in late February, before the selloff in the precious metal began in earnest. The Currencies also added to portfolio gains, in large part due to short positioning in Japanese Yen, as the Bank of Japan committed to further Quantitative Easing, which drove down the value of the Yen. The Managed Futures Fund showed some losses in the Interest rate sector as the up and down markets provided a challenging environment. This

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

4	DIREXION SEMI-ANNUAL REPORT

included a rally during the beginning of the Semi Annual Period, followed by a fall in the middle months, and another rally towards the end. The futures market that showed the worst decline during the Semi Annual Period was Natural Gas, as the Managed Futures Fund was caught long while a nearly -9% sell-off commenced during the last week of November, and was later caught short in March when the future was up nearly 8%. The Managed Futures Fund’s ability to take advantage of an overall downward price trend in the broader commodity markets (with some exceptions such as being long cotton), combined with a rising U.S. Dollar, propelled the Managed Futures Fund to gains over this period.

The Direxion Indexed Commodity Strategy Fund (the “Commodity Fund”) seeks to match, after expenses, the return of the Auspice Broad Commodity Index, a long/flat commodities index. A long/flat approach allows the Commodity Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Semi Annual Period, the Auspice Broad Commodity Index returned -1.78%, while the Commodity Fund’s Class A returned -2.41%.

During the Semi Annual Period, the Commodity Fund’s dynamic nature allowed it to limit the downside experienced by some notable long-only broad commodities indexes, as seen by the Dow Jones UBS Index losing -6.38%. The Commodity Fund managed to mitigate risk by being in cash with certain commodities that showed a downward price trend. There were a number of factors leading to a broad-based commodity sell-off over the last few months of the Semi Annual Period. Weak economic data, particularly abroad, has renewed fears of a global slowdown and a decrease in overall demand. The strengthening of the U.S. Dollar also created a potential headwind for the broader commodity markets. Lastly, the fear of Quantitative Easing coming to an end in the U.S. has created some uncertainty in the commodity markets. Over this time period, Cotton was the single largest contributor to the Commodity Fund, while Natural Gas and Silver were among the worst performers. The Commodity Fund’s ability to take a defensive stance was certainly evident towards the end of March, when all three Grain positions (Corn, Soybeans and Wheat) were in Cash positions, as a result of negative price trends leading up to the USDA acreage report. The subsequent report was very bearish for the Grain markets (particularly Corn), as acreage was the highest recorded since 1936, and inventories rose well above market expectations. As a result, the Commodity Fund was able to avoid the sell-off that ensued, as Corn, Soy and Wheat futures all lost between -3.3% and -6.7% in a single-day following the report.

The Direxion/Wilshire Dynamic Fund (the “Wilshire Fund”) seeks capital appreciation through the use of built-in tactical strategies to attempt to capitalize on short-term market inefficiencies and is designed for investors seeking to outperform a traditional strategic (long-term only) asset allocation approach. To achieve its investment objective, the Wilshire Fund combines a strategic asset allocation with a “tactical overlay” to position the Wilshire Fund defensively or aggressively, depending upon the outlook of the Wilshire Associates Incorporated (the “Sub-Adviser”). Under normal circumstances, the Wilshire Fund is managed by Rafferty Asset Management, LLC (the “Adviser”) pursuant to the Sub-Adviser’s traditional asset allocation model. This model allocates approximately 60% of the Wilshire Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Sub-adviser’s outlook for the market. The Sub-Adviser’s tactical model evaluates asset class allocations on a monthly basis. In response to market conditions, the Sub-Adviser may recommend that the Adviser rebalance the Wilshire Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations. The Wilshire Fund’s Class A returned 7.26%, as compared to a total net return of 15.08% from the MSCI World Index, .90% for the Barclays Capital Aggregate Bond Index and 9.41% for a 60:40 respective composite of the two.

During the Semi Annual Period, the Wilshire Fund was able to capture some of the upside of the broad equity markets, thanks in large part to its exposure to large cap U.S. equity stocks as domestic economic date slowly improved. Internationally, concern over the European Debt Crisis subsided, while commodity prices have made Emerging Market equities less attractive in the short-term. The Wilshire Fund was able to keep pace with these uptick in equity markets during November and much of December, despite its allocation to relatively underperforming bonds during that period. Through year-end, the Wilshire Fund was underweight high-yield products and U.S. Equities, citing concerns regarding the “Fiscal Cliff.” During the same timeframe the Wilshire Fund was relatively overweight U.S. investment grade fixed income products, as well as alternative asset classes, citing low correlation. Early in 2013, the Wilshire Fund’s investment strategy was updated to allow for further flexibility in gaining exposure to non-US assets, as well as US fixed income markets. Into

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

DIREXION SEMI-ANNUAL REPORT	5

2013, the Wilshire Fund was bolstered by its exposure to Japan and US large cap stocks, but was held back by allocations to European equities, non-US fixed income and lagging commodities performance. To close the Semi Annual Period the Wilshire Fund was able to capture the upside of continued outperformance by Japan. The Nikkei continues to be a place of interest as the political landscape lends support to continued Quantitative Easing for the foreseeable future, which should bolster equity prices further. The Yen approaching par with the U.S. Dollar also created a tailwind for Japanese equity prices.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric W. Falkeis President	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The risks associated with the funds are detailed in the prospectuses which include Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Commodities Risk, Concentration Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Debt Instrument Risk, Depositary Receipt Risk, Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Geographic Concentration Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Inverse Correlation Risk, Leverage Risk, Lower-Quality Debt Securities, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, and Negative Implications of Monthly Goals in Volatile Market.

There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds

The views in this report were those of the Adviser as of April 30, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A and Direxion/Wilshire Dynamic Fund Class A and is 1.45%, 1.26% and 1.32% respectively, net of any fee, waivers or expense reimbursements.1

[1]

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A and Direxion/Wilshire Dynamic Fund Class A and is 1.45%, 1.26% and 1.16% , respectively.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: June 28, 2013

6	DIREXION SEMI-ANNUAL REPORT

Expense Example

April 30, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2012 — April 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You will be charged a sales charge of 5.50% as a percentage of the offering price on your purchases of Class A shares of the Fund. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem Class A or Institutional Class shares of the Fund that have been held for less than 90 days. You may be charged a contingent deferred sales charge of 1.00% of the net amount of the redemption if you redeem Class A shares of the Fund within 24 months of purchase and a contingent deferred sales charge of 1.00% on Class C shares of the Fund within 12 months of purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your count during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, sales charges (loads), returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION SEMI-ANNUAL REPORT	7

Expense Example Table

April 30, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period[2]
Direxion Indexed Commodity Strategy Fund (Consolidated) Class A
Based on actual fund return	1.26%	$1,000.00	$975.90	$6.17
Based on hypothetical 5% return	1.26%	1,000.00	1,018.55	6.31
Direxion Indexed Commodity Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.01%	1,000.00	977.00	4.95
Based on hypothetical 5% return	1.01%	1,000.00	1,019.79	5.06
Direxion Indexed Commodity Strategy Fund (Consolidated) Class C
Based on actual fund return	2.01%	1,000.00	972.00	9.83
Based on hypothetical 5% return	2.01%	1,000.00	1,014.83	10.04
Direxion/Wilshire Dynamic Fund Class A
Based on actual fund return	1.16%	1,000.00	1,072.60	5.96
Based on hypothetical 5% return	1.16%	1,000.00	1,019.04	5.81
Direxion/Wilshire Dynamic Fund Class C
Based on actual fund return	1.91%	1,000.00	1,068.50	9.80
Based on hypothetical 5% return	1.91%	1,000.00	1,015.32	9.54
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class A
Based on actual fund return	1.45%	1,000.00	1,022.70	7.27
Based on hypothetical 5% return	1.45%	1,000.00	1,017.60	7.25
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.20%	1,000.00	1,024.20	6.02
Based on hypothetical 5% return	1.20%	1,000.00	1,018.84	6.01
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class C
Based on actual fund return	2.20%	1,000.00	1,018.80	11.01
Based on hypothetical 5% return	2.20%	1,000.00	1,013.89	10.99

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

Allocation of Portfolio Holdings

April 30, 2013 (Unaudited)

	Cash*	Investment Companies	Futures		Swaps		Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	100%	—	0	% **	—		100%
Direxion/Wilshire Dynamic Fund	5%	95%	—		0	% **	100%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	101%	—	(1%)		—		100%

*	Cash, cash equivalents and other assets less liabilities.

**	Percentage is less than 0.5%.

8	DIREXION SEMI-ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Schedule of Investments

April 30, 2013 (Unaudited)

Value

No reportable investments.

TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	59,259,081

TOTAL NET ASSETS - 100.0%	$59,259,081

Percentages are stated as a percent of net assets.

(a)	$381,420 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

April 30, 2013 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
156	Cotton No.2 Future Expiring July 2013 (Underlying Face Amount at Market Value $6,822,660)	$(3,705)
130	Natural Gas Future Expiring April 2014 (Underlying Face Amount at Market Value $5,502,900)	233,513

		$229,808

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	9

Direxion/Wilshire Dynamic Fund

Schedule of Investments

April 30, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 94.6%
5,958	iShares Barclays TIPS Bond Fund	$727,770
53,547	iShares MSCI EAFE Minimum Volatility Index Fund	3,329,071
107,138	iShares MSCI Japan Index Fund	1,253,515
11,678	iShares MSCI Pacific ex-Japan Index Fund	602,585
78,956	iShares MSCI United Kingdom Index Fund	1,483,583
17,677	iShares Russell 1000 Value Index Fund	1,456,408
5,328	iShares Russell 2000 Growth Index Fund	570,096
6,818	iShares Russell 2000 Value Index Fund	571,621
22,108	iShares S&P GSCI Commodity Indexed Trust(b)	691,759
44,275	iShares Core Total U.S. Bond Market ETF	4,938,433
5,486	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	580,145
57,827	PowerShares Emerging Markets Sovereign Debt Portfolio	1,792,637
22,919	PowerShares Senior Loan Portfolio	577,330
75,482	PowerShares S&P 500 Low Volatility Portfolio	2,429,011
13,982	SPDR Barclays High Yield Bond ETF	583,749
44,489	SPDR Barclays International Treasury Bond ETF	2,668,005
28,637	Vanguard FTSE Europe ETF	1,470,796
10,211	Vanguard Global ex-U.S. Real Estate ETF	626,241
10,501	Vanguard High Dividend Yield ETF	592,886
16,439	Vanguard REIT ETF	1,237,528

	TOTAL INVESTMENT COMPANIES (Cost $26,054,480)	$28,183,169

	TOTAL INVESTMENTS (Cost $26,054,480) - 94.6%	$28,183,169
	Other Assets in Excess of Liabilities - 5.4%(a)	1,612,934

	TOTAL NET ASSETS - 100.0%	$29,796,103

Percentages are stated as a percent of net assets.

(a)	$210,000 of cash is pledged as collateral for swap contracts.
(b)	Non-income producing security.

Long Equity Swap Contracts

April 30, 2013 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital, LLC	iShares Russell 1000 Growth Index Fund	20,248	$1,359,665	(0.50%)	4/14/2014	$125,624

The accompanying notes are an integral part of these financial statements.

10	DIREXION SEMI-ANNUAL REPORT

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Schedule of Investments

April 30, 2013 (Unaudited)

No reportable investments.

Value

TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	82,874,204

TOTAL NET ASSETS - 100.0%	$82,874,204

Percentages are stated as a percent of net assets.

(a)	$6,510,639 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

April 30, 2013 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
41	Australian Dollar Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $4,233,250)	$50,027
198	Cotton No. 2 Futures
	Expiring July 2013 (Underlying Face Amount at Market Value $8,659,530)	2,418
27	Euro FX Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $4,443,525)	19,448
168	Natural Gas Futures
	Expiring April 2014 (Underlying Face Amount at Market Value $7,111,440)	294,750
68	U.S. Dollar Index Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $5,562,877)	(41,092)
168	U.S. 5 Year T-Note Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $20,939,625)	18,136
73	U.S. 10 Year T-Note Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $9,735,234)	35,115

		$378,802

Short Futures Contracts

April 30, 2013 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
47	British Pound Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $4,560,763)	$(152,143)
69	Canadian Dollar Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $6,840,660)	(149,332)
48	Copper Futures
	Expiring July 2013 (Underlying Face Amount at Market Value $3,825,000)	32,320
251	Corn Futures
	Expiring July 2013 (Underlying Face Amount at Market Value $8,157,500)	(323,054)
62	Gasoline RBOB Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $7,296,408)	(115,308)
67	Gold Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $9,863,070)	887,786
93	Heating Oil Futures
	Expiring September 2013 (Underlying Face Amount at Market Value $11,139,521)	103,307
22	Japanese Yen Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $2,820,950)	72,407

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	11

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Short Futures Contracts

April 30, 2013 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
57	Silver Futures
	Expiring July 2013 (Underlying Face Amount at Market Value $6,892,725)	$(248,489)
142	Soybean Futures
	Expiring July 2013 (Underlying Face Amount at Market Value $9,932,900)	(286,720)
238	Sugar No. 11 Futures
	Expiring March 2014 (Underlying Face Amount at Market Value $5,024,656)	52,879
32	U.S. Long T-Bond Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $4,748,000)	(185,566)
217	Wheat Futures
	Expiring December 2013 (Underlying Face Amount at Market Value $8,178,188)	(399,664)
67	WTI Crude Oil Futures
	Expiring June 2013 (Underlying Face Amount at Market Value $6,261,820)	(123,011)

		$(834,588)

The accompanying notes are an integral part of these financial statements.

12	DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities

April 30, 2013 (Unaudited)

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Assets:
Investments, at fair value (Note 2)	$—	$28,183,169	$—
Cash	58,741,711	1,370,706	76,750,759
Receivables:
Fund shares sold	125,574	40,116	192,769
Deposit at broker for futures	381,420	—	6,510,639
Deposits at broker for swaps	—	210,000	—
Unrealized appreciation on swaps	—	125,624	—
Due from broker for futures	107,640	—	—
Variation margin	123,240	—	365,605
Dividends and interest	—	1,920	—

Total Assets	59,479,585	29,931,535	83,819,772

Liabilities:
Payables:
Fund shares redeemed	162,171	28,419	48,860
Deposits from brokers for swaps	—	80,000	—
Due to Adviser	63	—	—
Due to broker for futures	—	—	811,129
Accrued investment advisory fees	42,945	18,348	62,509
Accrued operating services fees	8,081	3,914	16,450
Accrued distribution expenses	7,244	4,740	6,620
Other liabilities	—	11	—

Total Liabilities	220,504	135,432	945,568

Net Assets	$59,259,081	$29,796,103	$82,874,204

Net Assets Consist Of:
Capital stock	$62,628,793	$25,958,414	$82,500,136
Undistributed (Accumulated) net investment income (loss)	(847,184)	13,249	(717,433)
Undistributed (Accumulated) net realized gain (loss)	(2,752,336)	1,570,127	1,547,287
Net unrealized appreciation (depreciation) on:
Investments	—	2,128,689	—
Futures	229,808	—	(455,786)
Swaps	—	125,624	—

Total Net Assets	$59,259,081	$29,796,103	$82,874,204

Class A:
Net assets	$33,850,489	$25,487,488	$42,246,224
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,707,130	537,113	1,088,768
Net asset value, redemption price and offering price per share	$19.83	$47.45	$38.80

Institutional Class:
Net assets	$21,597,229	N/A	$37,788,060
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,081,569	N/A	971,394
Net asset value, redemption price and offering price per share	$19.97	N/A	$38.90

Class C:
Net assets	$3,811,363	$4,308,615	$2,839,920
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	196,041	92,090	73,893
Net asset value, redemption price and offering price per share	$19.44	$46.79	$38.43

Cost of Investments	$—	$26,054,480	$—

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	13

Statements of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Investment Income:
Dividend income	$—	$244,400	$—
Interest income	26,401	4,525	26,944

Total investment income	26,401	248,925	26,944

Expenses:
Investment advisory fees	261,524	118,331	312,179
Operating service fees	49,228	25,244	82,152
Distribution expenses - Class A	46,881	33,124	49,278
Distribution expenses - Class C	19,996	25,278	10,705

Total expenses	377,629	201,977	454,314

Net investment income (loss)	(351,228)	46,948	(427,370)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	594,432	—
Futures	(2,752,336)	—	1,927,677
Swaps	—	1,199,051	—
Contributions by Administrator (Note 4)	—	30	—

	(2,752,336)	1,793,513	1,927,677

Change in net unrealized appreciation (depreciation) on:
Investments	—	742,658	—
Futures	1,520,763	—	244,831
Swaps	—	(413,926)	—

	1,520,763	328,732	244,831

Net realized and unrealized gain (loss) on investments	(1,231,573)	2,122,245	2,172,508

Net increase (decrease) in net assets resulting from operations	$(1,582,801)	$2,169,193	$1,745,138

The accompanying notes are an integral part of these financial statements.

14	DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion/Wilshire Dynamic Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(351,228)	$(750,357)	$46,948	$(109,849)
Net realized gain (loss) on investments	(2,752,336)	(26,812,903)	1,793,513	1,346,942
Capital gain distributions from regulated investment companies	—	—	—	5,910
Change in net unrealized appreciation (depreciation) on investments	1,520,763	25,842,122	328,732	563,992

Net increase (decrease) in net assets resulting from operations	(1,582,801)	(1,721,138)	2,169,193	1,806,995

Distributions to shareholders:
Net investment income:
Class A Shares	—	—	(356,372)	(17,309)
Institutional Class Shares	—	—	—	—
Class C Shares	—	—	(28,332)	(3,965)
Net realized gains
Class A Shares	—	—	(435,668)	(422,753)
Institutional Class Shares	—	—	—	—
Class C Shares	—	—	(89,294)	(138,951)

Total distributions to shareholders	—	—	(909,666)	(582,978)

Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	4,637,382	(34,428,764)	(4,836,450)	8,984,248

Total increase (decrease) in net assets	3,054,581	(36,149,902)	(3,576,923)	10,208,265
Net assets:
Beginning of year/period	56,204,500	92,354,402	33,373,026	23,164,761

End of year/period	$59,259,081	$56,204,500	$29,796,103	$33,373,026

Undistributed (Accumulated) net investment income (loss), end of year/period	$(847,184)	$(495,956)	$13,249	$351,005

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)				Direxion/Wilshire Dynamic Fund
	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012		Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold
Class A Shares	594,229	$12,000,174	1,279,029	$26,590,777	58,940	$2,704,454	386,899	$17,015,475
Institutional Class Shares	655,737	13,368,479	802,832	16,822,621	—	—	—	—
Class C Shares	37,522	741,899	130,539	2,664,575	9,646	437,318	83,032	3,594,802
Shares issued in reinvestment of distributions
Class A Shares	—	—	—	—	14,705	662,915	9,905	419,782
Institutional Class Shares	—	—	—	—	—	—	—	—
Class C Shares	—	—	—	—	2,611	116,391	3,370	141,177
Shares redeemed
Class A Shares	(731,504)	(14,661,030)	(2,291,528)	(48,272,287)	(141,123)	(6,475,575)	(228,575)	(10,112,069)
Institutional Class Shares	(289,037)	(5,882,432)	(1,345,219)	(28,903,018)	—	—	—	—
Class C Shares	(47,234)	(929,708)	(159,815)	(3,331,432)	(50,535)	(2,281,953)	(47,557)	(2,074,919)

Net increase (decrease)	219,713	$4,637,382	(1,584,162)	$(34,428,764)	(105,756)	$(4,836,450)	207,074	$8,984,248

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	15

Statements of Changes in Net Assets

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Six Months Ended April 30, 2013 (Unaudited)	February 1, 2012[1] through October 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(427,370)	$(285,853)
Net realized gain (loss) on investments	1,927,677	(2,485,934)
Change in net unrealized appreciation (depreciation) on investments	244,831	(700,617)

Net increase (decrease) in net assets resulting from operations	1,745,138	(3,472,404)

Distributions to shareholders:
Total distributions to shareholders	—	—

Capital share transactions:
Total increase in net assets from net change in capital share transactions(a)	27,626,059	56,975,411

Total increase in net assets	29,371,197	53,503,007

Net assets:
Beginning of period	53,503,007	—

End of period	$82,874,204	$53,503,007

Accumulated net investment loss, end of period	$(717,433)	$(290,063)

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Six Months Ended April 30, 2013 (Unaudited)		February 1, 2012[1] through October 31, 2012
	Shares	Value	Shares	Value
Shares sold
Class A Shares	496,562	$18,936,483	1,122,954	$45,114,991
Institutional Class Shares	906,668	34,349,089	1,007,190	40,658,024
Class C Shares	66,999	2,525,782	50,241	2,008,956
Shares redeemed
Class A Shares	(477,668)	(18,048,165)	(53,080)	(2,068,593)
Institutional Class Shares	(234,267)	(8,837,898)	(708,197)	(28,385,775)
Class C Shares	(34,467)	(1,299,232)	(8,880)	(352,192)

Net increase	723,827	$27,626,059	1,410,228	$56,975,411

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

16	DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2013

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution		Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year /Period	Total Return[3]	Net Assets, End of Year /Period (,000)	Total Expenses[4]	Net Expenses[4]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[4]	Portfolio Turnover Rate[5]
Direxion Indexed Commodity Strategy Fund (Consolidated)
Class A Shares
Six Months Ended April 30, 2013 (Unaudited)	$20.32	$(0.12)	$(0.37)	$(0.49)	—	—	—		$—	$—	[2]	$19.83	(2.41%)[6]	$33,850	1.26%	1.26%	(1.17%)	0%[6]
Year ended October 31, 2012	21.23	(0.28)	(0.64)	(0.92)	—	—	—		—	0.01		20.32	(4.29%)	37,480	1.42%	1.42%	(1.33%)	0%
Year ended October 31, 2011	25.43	(0.46)	(3.77)	(4.23)	—	—	—		—	0.03		21.23	(16.52%)	60,639	1.74%	1.74%	(1.69%)	0%
Year ended October 31, 2010	28.81	(0.43)	(2.19)	(2.62)	(0.77)	—	—	[2]	(0.77)	0.01		25.43	(9.24%)	126,967	1.78%	1.78%	(1.66%)	0%
May 1, 2009 to October 31, 2009	29.42	(0.25)	(0.37)	(0.62)	—	—	—		—	0.01		28.81	(2.07%)[6]	308,482	2.01%	1.93%	(1.68%)	0%[6]
June 10, 2008[9] to April 30, 2009	30.00	(0.34)	(0.21)	(0.55)	—	—	(0.08)		(0.08)	0.05		29.42	(1.73%)[6]	363,818	2.02%	2.00%	(1.22%)	0%[6]
Institutional Class Shares
Six Months Ended April 30, 2013 (Unaudited)	20.44	(0.09)	(0.38)	(0.47)	—	—	—		—	—	[2]	19.97	(2.30%)[6]	21,597	1.01%	1.01%	(0.93%)	0%[6]
Year ended October 31, 2012	21.29	(0.21)	(0.64)	(0.85)	—	—	—		—	—	[2]	20.44	(3.99%)	14,610	1.09%	1.09%	(1.00%)	0%
Year ended October 31, 2011	25.46	(0.32)	(3.85)	(4.17)	—	—	—		—	—	[2]	21.29	(16.38%)	26,772	1.24%	1.24%	(1.19%)	0%
Year ended October 31, 2010	28.87	(0.30)	(2.24)	(2.54)	(0.87)	—	—		(0.87)	—	[2]	25.46	(8.98%)	21,317	1.27%	1.27%	(1.16%)	0%
May 1, 2009[9] to October 31, 2009	28.98	(0.18)	0.07	(0.11)	—	—	—		—	—	[2]	28.87	(0.38%)[6]	36,034	1.48%	1.44%	(1.21%)	0%[6]
Class C Shares
Six Months Ended April 30, 2013 (Unaudited)	20.00	(0.19)	(0.37)	(0.56)	—	—	—		—	—		19.44	(2.80%)[6,7]	3,811	2.01%	2.01%	(1.92%)	0%[6]
Year ended October 31, 2012	21.03	(0.41)	(0.62)	(1.03)	—	—	—		—	—		20.00	(4.90%)[7]	4,115	2.08%	2.08%	(1.99%)	0%
Year ended October 31, 2011	25.35	(0.57)	(3.75)	(4.32)	—	—	—		—	—	[2]	21.03	(17.04%)[7]	4,943	2.24%	2.24%	(2.20%)	0%
March 4, 2010[9] to October 31, 2010	25.46	(0.33)	0.22	(0.11)	—	—	—		—	—		25.35	(0.43%)[6,7]	372	2.24%	2.24%	(2.10%)	0%[6]
Direxion/Wilshire Dynamic Fund
Class A Shares
Six Months Ended April 30, 2013 (Unaudited)	45.55	0.10	3.13	3.23	(0.60)	(0.73)	—		(1.33)	—	[2]	47.45	7.26%[6,8]	25,487	1.16%	1.16%	0.42%	95%[6]
Year ended October 31, 2012	43.96	(0.10)	2.81	2.71	(0.05)	(1.08)	—		(1.13)	0.01		45.55	6.37%	27,541	1.21%	1.21%	(0.23%)	40%
Year ended October 31, 2011	45.03	(0.13)	1.46	1.33	—	(2.46)	—		(2.46)	0.06		43.96	3.17%	19,184	1.41%	1.41%	(0.28%)	151%
Year ended October 31, 2010	41.75	(0.14)	4.60	4.46	(0.10)	(1.09)	—		(1.19)	0.01		45.03	10.92%	15,531	1.55%	1.55%	(0.33%)	107%
March 2, 2009[9] to October 31, 2009	30.00	0.09	11.65	11.74	—	—	—		—	0.01		41.75	39.17%[6]	13,307	2.09%	1.55%	0.34%	105%[6]
Class C Shares
Six Months Ended April 30, 2013 (Unaudited)	44.74	(0.08)	3.09	3.01	(0.23)	(0.73)	—		(0.96)	—		46.79	6.85%[6,7,8]	4,309	1.91%	1.91%	(0.35%)	95%[6]
Year ended October 31, 2012	43.50	(0.40)	2.75	2.35	(0.03)	(1.08)	—		(1.11)	—		44.74	5.59%[7]	5,832	1.94%	1.94%	(0.91%)	40%
Year ended October 31, 2011	44.90	(0.42)	1.48	1.06	—	(2.46)	—		(2.46)	—		43.50	2.40%[7]	3,981	2.05%	2.05%	(0.97%)	151%
March 17, 2010[9] to October 31, 2010	43.37	(0.34)	1.87	1.53	—	—	—		—	—		44.90	3.53%[6,7]	1,911	2.05%	2.05%	(1.26%)	107%[6]
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Class A Shares
Six Months Ended April 30, 2013 (Unaudited)	37.94	(0.26)	1.12	0.86	—	—	—		—	—	[2]	38.80	2.27%[6]	42,246	1.45%	1.45%	(1.37%)	0%[6]
February 1, 2012[9] to October 31, 2012	40.00	(0.38)	(1.68)	(2.06)	—	—	—		—	—	[2]	37.94	(5.15%)[6]	40,588	1.45%	1.45%	(1.32%)	0%[6]
Institutional Class Shares
Six Months Ended April 30, 2013 (Unaudited)	37.98	(0.21)	1.12	0.91	—	—	—		—	0.01		38.90	2.42%[6]	37,788	1.20%	1.20%	(1.12%)	0%[6]
February 1, 2012[9] to October 31, 2012	40.00	(0.32)	(1.70)	(2.02)	—	—	—		—	—	[2]	37.98	(5.05%)[6]	11,355	1.20%	1.20%	(1.08%)	0%[6]
Class C Shares
Six Months Ended April 30, 2013 (Unaudited)	37.72	(0.39)	1.10	0.71	—	—	—		—	—		38.43	1.88%[6,7]	2,840	2.20%	2.20%	(2.12%)	0%[6]
February 1, 2012[9] to October 31, 2012	40.00	(0.60)	(1.68)	(2.28)	—	—	—		—	—		37.72	(5.70%)[6,7]	1,560	2.20%	2.20%	(2.07%)	0%[6]

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Amount is less than $0.005.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]	Annualized.
[5]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities.

[6]	Not annualized.
[7]	These returns do not include the contingent deferred sales charge.
[8]	The Administrator made a contribution due to a trading error. The total return would not be affected had the contribution not been made.
[9]	Commencement of operations.

DIREXION SEMI-ANNUAL REPORT	17

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2013 (Unaudited)

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 21 series of which 3 are included in this report: Direxion Indexed Commodity Strategy Fund, Direxion/Wilshire Dynamic Fund and Direxion Indexed Managed Futures Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund offer Class A, Class C and Institutional Class Shares. The Direxion/Wilshire Dynamic Fund offers Class A and Class C shares. Class A shares are sold by the Funds directly without the services of a Financial Advisor. A sales load of 5.50% is imposed on purchases of Class A shares. Class C shares are offered primarily by authorized securities brokers and other financial intermediaries. Class C shares may be subject to a contingent deferred sales charge for one year. Institutional Class shares are sold by Financial Advisors that provide services to the Funds. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Direxion Indexed Commodity Strategy Fund is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is an index that aims to capture trends (in either direction) in the commodity markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity futures contracts. The Fund invests in a combination of commodity-linked derivatives, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned Subsidiary (“CTS Fund”) in order to track the returns of the Auspice Broad Commodity Index within the limitation of the federal tax requirements applicable to regulated investment companies. Prior to February 1, 2012, the Direxion Indexed Commodity Strategy Fund was called the Direxion Commodity Trends Strategy Fund and tracked the Alpha Financial Technologies Commodity Trends Indicator.

The objective of the Direxion/Wilshire Dynamic Fund is to seek capital appreciation by combining a strategic asset allocation with a “tactical overlay” to position the Fund defensively or aggressively, depending upon the outlook of Wilshire Associates Incorporated, the Fund’s subadviser (“Subadviser”). Under normal circumstances, the Fund is managed by the Adviser pursuant to the Subadviser’s traditional asset allocation model which allocates approximately 60% of the Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Subadviser’s outlook for the market.

The Direxion Indexed Managed Futures Strategy Fund seeks investment results that track the performance of the Auspice Managed Futures Index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity, currency and financial markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts. The Fund primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes, swap contracts, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned Subsidiary (“MFS Fund”) in order to track the returns of the Auspice Managed Futures Index within the limitation of the federal tax requirements applicable to regulated investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange traded funds (“ETFs”) are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAVs on the valuation dates. Futures are valued at the settlement price established on the exchange on

18	DIREXION SEMI-ANNUAL REPORT

which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds follow authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the period ended April 30, 2013, the Funds did not enter into transactions that were deemed secured borrowings. The Funds invested in repurchase agreements during the period ended April 30, 2013, however they were not invested in repurchase agreements at April 30, 2013.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does do not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Direxion/Wilshire Dynamic Fund was invested in equity swap contracts at April 30, 2013.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

DIREXION SEMI-ANNUAL REPORT	19

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

A Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. A Fund does not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to a Fund are collateralized daily directly to a Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, a Fund has agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances included agreed upon net asset value and performance-based thresholds.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to segregate assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds did not invest in short positions during the year ended April 30, 2013.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to

20	DIREXION SEMI-ANNUAL REPORT

avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options at April 30, 2013.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

h) Basis for Consolidation – The Direxion Indexed Commodity Strategy Fund may invest up to 25% of its total assets in the CTS Fund. The CTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Commodity Strategy Fund. The CTS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Commodity Strategy Fund consistent with the Direxion Indexed Commodity Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of April 30, 2013, net assets of the Direxion Indexed Commodity Strategy Fund were $59,259,081, of which $4,316,728, or approximately 7.28%, represented the Direxion Indexed Commodity Strategy Fund’s ownership of all issued shares and voting rights of the CTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Indexed Managed Futures Strategy Fund may invest up to 25% of its total assets in the MFS Fund. The MFS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Managed Futures Strategy Fund. The MFS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Managed Futures Strategy Fund consistent with the Direxion Indexed Managed Futures Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of April 30, 2013, net assets of the Direxion Indexed Managed Futures Strategy Fund were $82,874,204, of which $7,865,630, or approximately 9.49%, represented the Direxion Indexed Managed Futures Strategy Fund’s ownership of all issued shares and voting rights of the MFS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

i) Risks of Investing Commodity-Linked Derivatives – Both the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund, through their investment in their Subsidiaries, will hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

j) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

k) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for federal income taxes has been made.

DIREXION SEMI-ANNUAL REPORT	21

l) Income and Expenses – Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded as soon as the information becomes available to the Fund. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For an additional discussion on expenses refer to Note 4. Income and expenses are allocated to each class of shares based upon relative net assets.

m) Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the six months ended April 30, 2013 and the year ended October 31, 2012, was as follows:

Direxion Indexed Commodity Strategy Fund (Consolidated)
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$—	$—
Long-Term Capital Gains	—	—

Total Distributions paid	$—	$—

	Direxion/Wilshire Dynamic Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$909,666	$498,128
Long-Term Capital Gains	—	84,850

Total Distributions paid	$909,666	$582,978

Direxion Indexed Managed Futures Strategy Fund (Consolidated)[1]
	Six Months Ended April 30, 2013 (Unaudited)	Period of February 1, 2012 to October 31, 2012
Distributions paid from:
Ordinary Income	$—	$—
Long-Term Capital Gains	—	—

Total Distributions paid	$—	$—

[1]	Commenced operation on February 1, 2012.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2012. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

22	DIREXION SEMI-ANNUAL REPORT

As of October 31, 2012, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Net unrealized appreication (depreciation)	$—	$1,177,830	$—

Undistributed ordinary income	—	875,964	—
Undistributed long-term capital gain	—	—	—

Total distributable earnings	—	875,964	—

Other accumulated gain/(loss)	(1,786,911)	524,368	(1,371,070)

Total accumulated gain/(loss)	$(1,786,911)	$2,578,162	$(1,371,070)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and investments in PFIC. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, post-October capital loss deferrals and/or unrealized gain/(loss) on derivative positions.

The cost basis for investments for federal income tax purposes as of April 30, 2013 was as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Tax cost of investments	$—	$26,262,681	$—
Gross unrealized appreciation	—	2,183,467	—
Gross unrealized depreciation	—	(262,979)	—

Net unrealized appreciation	$—	$1,920,488	$—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2012.

At October 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

Late Year Ordinary Losses
Direxion Indexed Commodity Strategy Fund (Consolidated)	$(495,956)
Direxion/Wilshire Dynamic Fund	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(290,063)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2012, the following funds had capital loss carryforwards on a tax basis of:

	ST	LT	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—
Direxion/Wilshire Dynamic Fund	—	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(218,168)	(327,252)	(545,420)	No Expiration

DIREXION SEMI-ANNUAL REPORT	23

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2013, open Federal and state income tax years include the tax years ended October 31, 2010 through October 31, 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the six months ended April 30, 2013, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Purchases	Sales
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—
Direxion/Wilshire Dynamic Fund	32,143,627	17,697,751
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—

The Funds had no purchases or sales of long-term U.S. Government securities during the six months ended April 30, 2013.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser receives a fee of 0.85% for the Direxion Indexed Commodity Strategy Fund, 0.75% for the Direxion/Wilshire Dynamic Fund, and 0.95% for the Direxion Indexed Managed Futures Strategy Fund, respectively, computed daily and payable monthly, as applied to each Fund’s average daily net assets. In addition, the Adviser has entered into sub-advisory agreements with Wilshire Associates Incorporated for the Direxion/Wilshire Dynamic Fund whereby the Subadviser will direct the investment activities of the Direxion/Wilshire Dynamic Fund. The Adviser pays out of the management fees it receives from this Fund a fee for these sub-advisory services.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser a monthly fee, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.16% for the Direxion Indexed Commodity Strategy Fund , 0.16% for the Direxion/Wilshire Dynamic Fund and 0.25% for the Direxion Indexed Managed Futures Strategy Fund, calculated on an annualized basis on the daily average net assets of each Fund.

24	DIREXION SEMI-ANNUAL REPORT

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Class A shares of the Funds currently pay a 12b-1 fee of 0.25% of the Funds’ Class A average daily net assets. The Class C shares of the Funds currently pay a 12b-1 fee of 1.00% of the Funds’ Class C average daily net assets. The Institutional Class shares of the Funds do not pay a 12b-1 fee.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

During the six months ended April 30, 2013, the Administrator contributed $30 to the Direxion/Wilshire Dynamic Fund due to an accounting error. This contribution is reflected on the Statement of Operations as Contributions by Administrator and the effect of this contribution is presented on the Financial Highlights.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities,

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Fund’s securities as of April 30, 2013:

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$229,808	$—	$—	$229,808

	Direxion/Wilshire Dynamic Fund
	Level 1	Level 2	Level 3	Total
Investment Companies — Equity	$16,315,100	$—	$—	$16,315,100
Investment Companies — Fixed Income	$11,868,069	$—	$—	$11,868,069
Other Financial Instruments*	$—	$125,624	$—	$125,624

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(455,786)	$—	$—	$(455,786)

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

DIREXION SEMI-ANNUAL REPORT	25

There were no significant transfers between Level 1 and Level 2 securities during the six months ended April 30, 2013 and year ended October 31, 2012, respectively. There were no Level 3 securities held by the Funds during the six months ended April 30, 2013. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2013, the Funds were invested in equity swap contracts and futures contracts.

At April 30, 2013, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$233,513	$—	$—	$—	$—	$233,513
Direxion/Wilshire Dynamic Fund	Swap contracts	—	—	—	125,624	—	125,624
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	1,373,460	—	141,882	—	53,251	1,568,593

Liability derivatives[2]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$3,705	$—	$—	$—	$—	$3,705
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	1,496,246	—	342,567	—	185,566	2,024,379

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps and variation margin receivable.
[2]	Statement of Assets and Liabilities location: Variation margin payable.
*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

26	DIREXION SEMI-ANNUAL REPORT

Transactions in derivative instruments during the six months ended April 30, 2013, by primary risk, were as follows:

		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Net Realized gain (loss)[1]
	Futures contracts	$(2,752,336)	$—	$—	$—	$—	$(2,752,336)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	1,520,763	—	—	—	—	1,520,763
Direxion/Wilshire Dynamic Fund	Net Realized gain (loss)[1]
	Swap contracts	—	161,195	—	1,037,856	—	1,199,051
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	(246,419)	—	(167,507)	—	(413,926)
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Net Realized gain (loss)[1]
	Futures contracts	1,990,037	—	464,335	—	(526,695)	1,927,677
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	412,801	—	13,329	—	(181,299)	244,831

[1]	Statement of Operations location: Net realized gain (loss) on futures and swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on futures and swaps.

For the six months ended April 30, 2013, the average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amount
	Long Equity Swaps Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$35,648,111	$—
Direxion/Wilshire Dynamic Fund	8,458,549	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	64,284,648	69,156,091

The Direxion Indexed Commodity Strategy Fund utilizes this volume of derivatives in order to track the performance of the Auspice Broad Commodity Index through investments in futures contracts. The Direxion/Wilshire Dynamic Fund uses its investments in derivatives to tactically tilt the strategic allocation of its investment strategy. The Direxion Indexed Managed Futures Strategy Fund uses futures contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Managed Futures Index.

7.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the financial statements.

DIREXION SEMI-ANNUAL REPORT	27

8.	SUBSEQUENT EVENTS

The Funds have adopted authoritative standards of accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

28	DIREXION SEMI-ANNUAL REPORT

Additional Information

(Unaudited)

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT	29

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	22	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	140	None.

Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	140	None.

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	140	Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 46 of the 118 funds currently registered with the SEC.

30	DIREXION SEMI-ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

Principal	Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 45	Chief Executive Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	118	N/A

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Chief Financial Officer Rafferty Asset Management, LLC, since March 2013; formerly, Vice President, USBFS, 2006-2013; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 46 of the 118 funds currently registered with the SEC.

DIREXION SEMI-ANNUAL REPORT	31

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34

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the semi-annual report.

SEMI-ANNUAL REPORT APRIL 30, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor              New York, New York 10019              (800) 851-0511               www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Direxion Funds

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date July 1, 2013

By (Signature and Title)*	/s/ Patrick Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date July 1, 2013

*	Print the name and title of each signing officer under his or her signature.